EXHIBIT 10.2
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                        FIRST AMENDMENT AND WAIVER

          THIS FIRST AMENDMENT AND WAIVER (this "Amendment") is entered into as of April 20, 1995 by and among STORAGE TECHNOLOGY CORPORATION, a Delaware corporation, STORAGETEK FINANCIAL SERVICES CORPORATION, a Delaware corporation, STORAGE TECHNOLOGY DE PUERTO RICO, INC., a Delaware corporation, STORAGETEK DISTRIBUTED SYSTEMS DIVISION, INC. (formerly XL/Datacomp, Inc.), a Delaware corporation, and NETWORK SYSTEMS CORPORATION, a Delaware corporation ("NSC") (each individually a "Borrower" and collectively the "Borrowers"), the banks listed on the signature pages hereof and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent for the Lenders (the "Agent"), and as Swing Line Bank and Issuing Bank.

          WHEREAS, the Borrowers (other than NSC), the Lenders and the Agent for the Lenders (in its capacity as such and as Swing Line Bank and Issuing Bank) are parties to an Amended and Restated Multicurrency Credit Agreement, dated as of September 28, 1994 (the "Credit Agreement");

          WHEREAS, the Borrowers desire to amend the Credit Agreement to include NSC as a borrower thereunder and to effect certain other changes to the Credit Agreement and the other Loan Documents as herein provided;

          WHEREAS, the Lenders, the Agent, the Swing Line Bank and the Issuing Bank are willing to agree to such request, subject to the terms and conditions hereof;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          2.   Section 1.01 of the Credit Agreement is hereby amended by:

          (a) inserting the following definitions in the appropriate alphabetical order:

               "Alternative Default Rate" has the meaning specified in
Section 2.06(d).

               "Borrowers" means STK, SFSC, STPR, SDSD and NSC.

                   "SDSD" means StorageTek Distributed Systems Division, Inc., a Delaware corporation (formerly XL/Datacomp, Inc.).

          (b) inserting ", NSC" immediately following the word "SFSC" appearing in the eighth line of the definition of "Account";

          (c) inserting ", NSC" immediately following the word "STPR" appearing in the second line of the definition of "Domestic Accounts Borrowing Base";

          (d) inserting the phrase "or NSC" immediately following the word "SFSC" appearing in the fourth line of paragraph (e) of the definition of "Eligible Accounts";)

          (e) inserting the phrase ", NSC (other than Accounts relating to Eligible STK-Originated Lease Receivables)" immediately following the phrase "SFSC (other than Accounts relating to Eligible STK-Originated Lease Receivables)" appearing in the seventh line of paragraph (e) of the definition of "Eligible Accounts";

          (f) inserting ", NSC" immediately following the word "SFSC" appearing in the eighth line of paragraph (m) of the definition of "Eligible Accounts";

          (g) inserting ", NSC" immediately following the word "SFSC" appearing in the second line of the definition of "Eligible Lease
Receivables";

          (h) deleting the parenthetical "(excluding the current portion of non-recourse Debt secured by lease commitments)" appearing in clause
(iii) of the definition of "Fixed Charges" and inserting in lieu thereof the parenthetical "(excluding the current portion of (I) non-recourse Debt secured by lease commitments and (II) STK's 9.53% Senior Secured Notes due August 31, 1996)";

          (i) inserting " other than NSC" immediately following the word "Borrower" appearing in the second line of the definition of "Foreign Accounts Borrowing Base";


          (i) inserting the following proviso at the end of the definition of "Foreign Accounts Borrowing Base":

               ; provided, however, that, for purposes only of calculating the amount of the Foreign Accounts

                   Borrowing Base for the first month of each Fiscal
               Quarter of a Borrower (as reported, pursuant to Section 6.04(l) hereof, in the second month of such Fiscal Quarter), such amount shall be deemed to be an amount equal to eighty percent (80%) of such Borrower's Foreign Accounts Borrowing Base for the last month of the immediately preceding Fiscal Quarter.

          (j) inserting ", and any other Guaranty executed and delivered by any Borrower pursuant to this Agreement as amended from time to time" immediately following the phrase "from time to time" in the fifth line of the definition of "Guaranties".

          (k) inserting ", a Delaware corporation" immediately following the word "Corporation" appearing in the definition of "NSC"; and

          (l) inserting ", NSC" immediately following the word "STK" appearing in the second line of the definition of "U.S. Security
Agreements".

          3. Section 2.06(e) of the Credit Agreement is hereby amended by inserting the phrase "(the 'Alternative Default Rate')" immediately following the phrase "at the rate" appearing in the second proviso thereof.

          4. Paragraph (ii) of Section 3.03(a) is hereby amended by inserting the phrase "(in the case of any Letter of Credit payable in Dollars) or Alternative Default Rate (in the case of any Letter of Credit payable in an Alternative Currency)" immediately following the phrase "equal to the Default Rate".

          5. Paragraph (iii) of Section 6.02(b) of the Credit Agreement is hereby amended by inserting the phrase "or NSC" immediately following the word "SFSC" each place that it appears in clause (E) thereof.

          6. Paragraph (i) of Section 6.02(d) of the Credit Agreement is hereby amended by inserting the phrase "(including any Subsidiary that is also a Borrower)" immediately following the word "Borrower" appearing in the first line thereof.

          7. Section 6.04(a) of the Credit Agreement is hereby amended by inserting ", NSC" immediately following the word "SFSC" in clause (ii) thereof.

          8. Section 6.04(b) of the Credit Agreement is hereby amended by inserting ", NSC" immediately following the word "SFSC" in clause (ii) thereof.

          9. Section 6.04(l) of the Credit Agreement is hereby amended by inserting "NSC," immediately following "STK," in clause (iii) thereof.

          10. Section 7.01(m) of the Credit Agreement is hereby amended by inserting ", NSC" immediately following the word "SFSC" therein.

          11.  Each of the representations and warranties contained in
Section 5.01 of the Credit Agreement and Section 4 of the Security Agreement are incorporated herein by this reference thereto and shall be deemed made as of the date hereof by NSC and each of the other Borrowers; provided, however, that, for purposes of such representations and warranties being made by NSC only, each reference to "Closing Date" contained in such representations and warranties shall be deemed to be a reference to the date hereof; and, further provided, that such representations and warranties shall be deemed to be qualified by the schedules attached hereto. Such schedules shall constitute amendments to the schedules previously delivered by the Borrowers under the Credit Agreement.

          12. Paragraph I.A. of the Investment Guidelines in Schedule 1.01(c)(1) to the Credit Agreement is hereby deleted in its entirety and inserted in lieu thereof is the following:

               The Company shall follow the investment guidelines outlined herein and in Exhibits A and B. These exhibits present the types and qualifications of instruments in which cash may be invested. Investments in cash equivalents that do not comply with the terms of such Exhibits are prohibited; provided, however, that exceptions as to any maximum dollar limit, maturity, or investment selection criteria set forth on such Exhibit A may be made if approved in writing by StorageTek's Corporate Treasurer or Chief Financial Officer. Any such approval shall only be applicable as to the investment then being proposed to be made, and shall not be deemed to be an amendment, modification or waiver of the terms of such Exhibit A as to any other investment.

          13. Schedule 5.01(w) to the Credit Agreement is hereby amended to delete the reference therein to the lockbox account number 4191813 maintained by STPR with Harris Bank in Chicago, Illinois and, pursuant to

    Section 6.05(b) of the Credit Agreement, the Majority Lenders hereby consent to the closing of such lockbox account.

          14. Each reference to the word "XL/DC" in the Credit Agreement and in each other Loan Document is hereby amended by inserting the word "SDSD" in lieu thereof.

          15. For purposes of determining STK's compliance with Section 6.03(d)(ii) of the Credit Agreement only, the Lenders hereby waive the requirement that NSC Merger Expenses (as hereinafter defined) be included in the calculation of Consolidated Net Loss for the Fiscal Quarter ended March 31, 1995. As used herein, "NSC Merger Expenses" shall mean all costs and expenses, up to Fifteen Million Dollars ($15,000,000), of STK and its Subsidiaries associated with the merger of StorageTek Eagle Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of STK, with and into NSC.

          16. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received the following, each document dated as of April 20, 1995 (unless otherwise specified below or by the Agent and the Lenders), and, each document, in form and substance satisfactory to the Agent and each Lender:

          (a) Certified copies of (i) the resolutions of (A) the Board of Directors of each Borrower and each other Loan Document to which it is or is to be a party and the transactions contemplated hereby and thereby, and (ii) all documents evidencing other necessary corporate action and governmental approvals with respect to each Loan Document and the transactions contemplated thereby.

          (b) A certificate of the Secretary or an Assistant Secretary of NSC certifying the names and true signatures of the officers of NSC authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered by it hereunder which certificates may be conclusively relied on by the Agent until the Agent shall receive a further certification of the Secretary or Assistant Secretary of NSC cancelling or amending the prior certificate of NSC and submitting the names and signatures of the officers named in such further certificate.

          (c) The Borrowers shall have paid all accrued and unpaid fees, costs and expenses to the extent then due and payable on the date hereof (including, but not limited to, all reasonable Attorney Costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

              (d) A favorable opinion of Shearman & Sterling, counsel for the Borrowers as to such matters as any Lender through the Agent may reasonably request.

          (e) NSC shall have executed and delivered (i) a U.S. Security Agreement in form and substance satisfactory to the Lenders and (ii) the documents required to be provided pursuant to Section 3(a) thereof.

          (f) NSC shall have executed and delivered a Guaranty in form and substance satisfactory to the Lenders.

          (g) NSC shall have executed and delivered a Pledge Agreement in form and substance satisfactory to the Lenders.

          (h) each of the Borrowers shall have executed and delivered amendments to the Intercompany Subordination Agreement, the Guaranties (other than the Guaranty delivered pursuant to paragraph (f) above) and the forms of certain notices, requests and certificates, each to reflect the amendments effected hereby, in form and substance satisfactory to the Lenders.

          (i) A certificate signed by a Responsible Officer of STK, dated as of the date hereof, stating that:

          (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of such date, as though made on and as of such date;

          (ii) no Default or Event of Default exists or would result from the amendments contemplated herein; and

          (iii) there has occurred since September 28, 1994, no event or circumstance that has had or reasonably could be expected to have a Material Adverse Effect.

          (j) STK has paid to the Agent, for the account of each Lender, an amendment fee equal to 0.05% of such Lender's Commitment.

          (k) Such other documents and materials as the Agent or any Lender through the Agent may request.

          Each of the parties hereby acknowledge and agree that, upon the effectiveness of this Amendment, NSC shall be a Borrower under and pursuant to the terms of the Credit Agreement, as amended hereby.

              16. (a) Except as expressly amended or waived pursuant hereto, the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

          (b) The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (c) This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE LIENS UNDER THE SECURITY AGREEMENT, OR THE REMEDIES THEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              THE BORROWERS:

                              STORAGE TECHNOLOGY CORPORATION

                              By: /s/ Mark D. McGregor
                                  --------------------------------
                                  Name: Mark D. McGregor
                                  Title: Corporate Vice President,
                                  Treasurer and Interim Controller



                              STORAGETEK FINANCIAL SERVICES CORPORATION

                              By: /s/ Robert J. Kali
                                  --------------------------------
                                  Name: Robert J. Kali
                                  Title: Vice President and Chief
                                  Operating Officer



                              STORAGE TECHNOLOGY DE PUERTO RICO, INC.

                              By: /s/ Mark D. McGregor
                                  --------------------------------
                                  Name: Mark D. McGregor
                                  Title: Assistant Treasurer



                              STORAGETEK DISTRIBUTED SYSTEMS DIVISION,
                              INC.

                              By: /s/ Mark D. McGregor
                                  --------------------------------
                                  Name: Mark D. McGregor
                                  Title: Assistant Treasurer



                              NETWORK SYSTEMS CORPORATION

                              By: /s/ Mark D. McGregor
                                  --------------------------------
                                  Name: Mark D. McGregor
                                  Title: Assistant Treasurer



                              THE AGENT:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent

                                  By: /s/ Judith L. Kramer
                                  --------------------------------
                                  Name: Judith L. Kramer
                                  Title: Vice President



                              THE SWING LINE BANK:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Swing Line Bank

                              By: /s/ Kevin McMahon
                                  --------------------------------
                                  Name: Kevin McMahon
                                  Title: Vice President



                              THE ISSUING BANK:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Issuing Bank

                              By: /s/ Kevin McMahon
                                  --------------------------------
                                  Name: Kevin McMahon
                                  Title: Vice President




                              THE LENDERS:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION

                              By: /s/ Kevin McMahon
                                  --------------------------------
                                  Name: Kevin McMahon
                                  Title: Vice President


                              BANK OF MONTREAL

                                  By: /s/ Robert K. Strong Jr.
                                  --------------------------------
                                  Name: Robert K. Strong Jr.
                                  Title: Managing Director


                              NBD BANK

                              By: /s/ Thomas A. Levasseur
                                  --------------------------------
                                  Name: Thomas A. Levasseur
                                  Title: Vice President


                              FIRST INTERSTATE BANK OF DENVER

                              By: /s/ Jack W. Haye
                                  --------------------------------
                                  Name: Jack W. Haye
                                  Title: Vice President


                              THE FIRST NATIONAL BANK OF BOSTON


                              By: /s/ Jay L. Massino
                                  --------------------------------
                                  Name: Jay L. Massino
                                  Title: Vice President


                              BANQUE NATIONALE DE PARIS

                              By: /s/ Christian Morio
                                  --------------------------------
                                  Name: Christian Morio
                                  Title: SVP and Manager

                              By: /s/ Tjalling Terpstra
                                  --------------------------------
                                  Name: Tjalling Terpstra
                                  Title: Vice President


                              THE SUMITOMO BANK LIMITED

                              By: /s/ Hiroshi Amano
                                  --------------------------------
                                  Name: Hiroshi Amano
                                  Title: General Manager